Exhibit 99.1

Email to All Employees of Millennial Media

Team Green,

I am writing to you ahead of our earnings call to share some incredible news.  As you know, it is our mission to show marketers the power of mobile, while powering the mobile and app economy.  Well, this is news that I could not be more pleased to bring you, and that will further strengthen our position in the center of the mobile advertising and app businesses.

We have reached an agreement to acquire Jumptap.  When we close this acquisition, we will be a new, larger, more capable Millennial Media — rivaling Google in both offerings and marketshare in 3rd party mobile display advertising.  We will bring the world’s largest set of combined mobile advertising solutions to all of our regions around the world.  Our customers are looking to identify their long term partners in this fast growing medium.  Our investors want our company to achieve greater and meaningful growth, and developers want solutions that can transcend the smartphone, as they consider and deploy on more and more platforms and devices.  We will be that solution, and together we will be the best positioned company in mobile.

We have talked a lot about strategy, our full stack strategy, and all of the things that we need to do in order to execute on that strategy.  Polo accelerates our ability to deliver on much of what lies ahead.  Here is a glimpse of what the New Millennial will have in its quiver.

•                  The best brand in Mobile — Millennial Media

•                  Independent and Global

•                  Faster revenue growth (one of the fastest growing companies in Tech Media and Telecom)

•                  A full suite of brand and performance solutions

•                  A strategic position with developers

•                  An accelerated programmatic strategy (Jumptap is an experienced bidder, seeing 2bn RTB impressions per day)

•                  86 of the Ad Age 100 as clients

•                  Hundreds of millions of profiles with first party data

•                  25+ third party data partnerships for targeting

•                  44+million cross screen profiles

•                  An impressive team

•                  A strong patent portfolio of 55 mobile ad targeting patents with more than 50 more pending

Now let’s talk about the people.  George Bell, who is the Jumptap CEO, will become Vice Chairman of our Board of Directors.  I look forward to collaborating with him, and having known him for the past year and a half, I will tell you that he is a really authentic guy, who I share a lot in common with.  I say this because he has the same philosophy in selecting his people as I do — that his people are all smart, good people.  Myself, and others who have worked to make this possible have come to know the Jumptap team over the last month or so, and we could not be more pleased to partner with this great team of people.

As I said before, this is big news, and it will take us time to process it.  In addition, we will look to close the acquisition in about 45-60 days.  In that time — nothing changes.  It remains full steam ahead - delighting clients as we prepare to unleash the market force of our combined companies.

There will be a series of town halls tomorrow to discuss our quarterly performance, and this great news.  I will be conducting a joint town hall meeting with George at Jumptap in Boston, to welcome our new colleagues.

Paul

Forward-Looking Statements

This Employee Communication contains forward-looking statements, including those regarding our proposed acquisition of Jumptap and the integration of our two businesses. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements.  These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure regulatory approvals and approval by Millennial’s stockholders; the risk that, even if it is completed, we may not realize the expected benefits from the acquisition; and other risks described in Millennial’s filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q that will be filed for the quarter ended June 30, 2013.  These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com. All forward-looking statements are based on information available to us as of the date hereof, and Millennial does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.

Additional Information about the Proposed Acquisition and Where You Can Find It

Millennial Media, Inc. (“Millennial”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition (the “Shares”).  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial’s Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland  21224.  You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Interests of Certain Participants in the Solicitation

Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial’s executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2013, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of Millennial’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

Email to All Sales, Operations and Marketing Employees of Millennial Media

Global Sales, Operations & Marketing:

Today’s announcement about our acquisition of Jumptap is an exciting moment for Millennial. Although we won’t have confirmation about the combination until the deal closes, I am extremely bullish about the opportunity it presents. The combined company would have the assets and product offerings to become an even larger player in the digital advertising market, and put us in a position to strengthen our position as the industry leader. I personally have spent significant time with the management team at Jumptap and am very impressed with the talent that exists there. I also feel strongly that our two cultures would mesh nicely.

Until the deal closes, which hopefully will be within the next two months, we need to operate “business as usual”.  We must continue to execute on our sales, operations, marketing, technology and product roadmaps — and not get distracted by what may or may not happen in the future. We have such great momentum right now and I do not want to lose any steam as we head into a big Q4 and even bigger 2014.

There will be more information shared at various calls and meetings tomorrow so stay tuned for more color Wednesday.

Cheers.

Mollie

Forward-Looking Statements

This employee communication contains forward-looking statements, including those regarding our proposed acquisition of Jumptap and the integration of our two businesses. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements.  These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure regulatory approvals and approval by Millennial’s stockholders; the risk that, even if it is completed, we may not realize the expected benefits from the acquisition; and other risks described in Millennial’s filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q that will be filed for the quarter ended June 30, 2013.  These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com. All forward-looking statements are based on information available to us as of the date hereof, and Millennial does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.

Additional Information about the Proposed Acquisition and Where You Can Find It

Millennial Media, Inc. (“Millennial”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition (the “Shares”).  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial’s Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland  21224.  You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Interests of Certain Participants in the Solicitation

Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial’s executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2013, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of Millennial’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

Millennial’s Blog Communication

AS DIGITAL CHANGES FROM MOBILE-INCLUDED TO MOBILE-LED, MILLENNIAL STRENGTHENS ITS LEADERSHIP POSITON WITH THE ACQUISITION OF JUMPTAP

Written By Paul Palmieri, Chairman & CEO

August 13, 2013

Today we announced that Millennial Media is in the process of acquiring Jumptap.  This is a major step forward for us, and will allow us to deliver a much-expanded set of services to the clients we serve. In our quest to show the world the power of mobile, Jumptap brings us even larger scale, deep use of data and targeting, as well as an advanced position in mobile RTB that will mean more monetization opportunities for publishers and developers, and more engaging and measurable marketing opportunities for advertisers and agencies.

Millennial is a company intensely focused on its customers, as is Jumptap. We believe that by adding Jumptap’s complementary set of assets to our current, robust portfolio we can offer the most comprehensive array of solutions for developers and advertisers across the globe.

For those who have read my other blog posts, I often talk about Millennial being the best team in the business. After watching the Jumptap executive team from afar and up close, I can say that bringing them into the Millennial fold will only make our team stronger.  The breadth of experience they bring, as well as the cultural fit, makes for a bench that is world-class. Specifically, I am thrilled to say that George Bell, Jumptap’s CEO, will join our board as Vice-Chair.

With more and more people using their mobile devices as their ‘media hub’ — to get information, be entertained and connect with others — advertisers and agencies need to be able to turn to a trusted partner and advisor. One that understands that the customer comes first, and can deliver solutions at global scale. That is Millennial Media.

Stay tuned for more news about the acquisition and the great innovations we will bring to the advertiser and developer market.

Forward-Looking Statements

This blog post contains forward-looking statements, including those regarding our proposed acquisition of Jumptap and the integration of our two businesses. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements.  These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure regulatory approvals and approval by Millennial’s stockholders; the risk that, even if it is completed, we may not realize the expected benefits from the acquisition; and other risks described in Millennial’s filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q that will be filed for the quarter ended June 30, 2013.  These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com. All forward-looking statements are based on information available to us as of the date hereof, and Millennial does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.

Additional Information about the Proposed Acquisition and Where You Can Find It

Millennial Media, Inc. (“Millennial”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition (the “Shares”).  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial’s Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland  21224.  You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Interests of Certain Participants in the Solicitation

Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial’s executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2013, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of Millennial’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.